Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Unica Corporation (the “Company”) for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Yuchun Lee, Chief Executive Officer of the Company, and Ralph A. Goldwasser, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006	/s/ Yuchun Lee

Yuchun Lee
Chief Executive Officer

Date: August 14, 2006	/s/ Ralph A. Goldwasser

Ralph A. Goldwasser
Senior Vice President and
Chief Financial Officer